2013 Director Election Report

November 6, 2013

Dear Stockholder:

The Federal Home Loan Bank of New York (“FHLBNY”) is pleased to announce that Mr. James W. Fulmer, Mr. Michael M. Horn, Mr. Gerald H. Lipkin, Mr. Monte N. Redman, Mr. Larry E. Thompson and Mr. Carlos J. Vázquez have been elected to serve on the Board of Directors (“Board”) of the FHLBNY commencing on January 1, 2014. Details follow below.

1. Mr. Lipkin, Chairman, President and CEO, Valley National Bank, Wayne, NJ, was elected by the FHLBNY’s New Jersey members on November 4, 2013 to serve on the FHLBNY’s Board as a Member Director representing New Jersey for a four year term of office commencing on January 1, 2014.

A total of 126 FHLBNY members in New Jersey were eligible to vote in this election. Of this number, 83 members voted, representing 66% of total eligible voting participants. The total number of eligible votes that could be cast for the open New Jersey Member Directorship was 2,918,146. Mr. Lipkin received 2,077,295 votes.

In addition to Mr. Lipkin, Mr. Robert O’Donnell, Chairman and CEO, New Jersey Community Bank, Freehold, NJ, was on the ballot; he received 198,547 votes.

2. Mr. Fulmer, Chairman, President and CEO, The Bank of Castile, Batavia, NY, was elected by the FHLBNY’s New York State members on November 4, 2013 to serve on the FHLBNY’s Board as a Member Director representing New York for a four year term of office commencing on January 1, 2014. Mr. Fulmer currently serves on the FHLBNY’s Board; his term expires on December 31, 2013.

In addition, Mr. Redman, President and CEO, Astoria Federal Savings and Loan Association, Lake Success, NY, was also elected by the FHLBNY’s New York State members on November 4, 2013 to serve on the FHLBNY’s Board as a Member Director representing New York for a three year term of office commencing on January 1, 2014.

A total of 205 FHLBNY members in New York State were eligible to vote in this election. Of this number, 118 members voted, representing 58% of total eligible voting participants. The total number of eligible votes that could be cast for each of the open New York Member Directorships was 6,353,775. Mr. Fulmer received 1,735,924 votes and Mr. Redman received 1,319,339 votes.

In addition to Messrs. Fulmer and Redman, the following persons were on the ballot: Mr. David J. Nasca, President and CEO, Evans Bank, National Association, Hamburg, NY, who received 1,186,482 votes; Mr. John M. Tolomer, President and CEO, The Westchester Bank, Yonkers, NY, who received 426,923 votes; Mr. George W. Hamlin, IV, Chairman and Officer – Senior Policy Advisor, The Canandaigua NB & Trust Co., Canandaigua, NY, who received 421,341 votes; Mr. Eric J. Wiggins, former President and CEO, Greater Hudson Bank, N.A., Middletown, NY, who received 284,325 votes; and Ms. Joy Cousminer, President and CEO, BETHEX Federal Credit Union, Bronx, NY, who received 257,572 votes.

3. Mr. Vázquez, Senior Executive Vice President, Banco Popular de Puerto Rico, Hato Rey, PR, was elected by the FHLBNY’s Puerto Rico & the U.S. Virgin Island members on November 4, 2013 to serve on the FHLBNY’s Board as a Member Director representing Puerto Rico & the U.S. Virgin Islands for a four year term of office commencing on January 1, 2014.

A total of eight FHLBNY members in Puerto Rico & the U.S. Virgin Islands were eligible to vote in this election. Of this number, seven members voted, representing 87% of total eligible voting participants. The total number of eligible votes that could be cast for the open Puerto Rico & the U.S. Virgin Islands Member Directorship was 1,386,645. Mr. Vázquez received 1,315,838 votes.

In addition to Mr. Vázquez, Mr. Ricardo Domenech, Senior Vice President and Head of Mortgage Banking, Scotiabank de Puerto Rico, Hato Rey, PR, was on the ballot; he received 69,847 votes.

4. Both candidates participating in the FHLBNY’s 2013 election of Independent Directors to the Board — Mr. Horn, Partner, McCarter and English, LLP; and Mr. Thompson, Managing Director and General Counsel, The Depository Trust & Clearing Corporation Company — were elected by eligible members throughout the FHLBNY’s membership district on November 4, 2013 to serve on the FHLBNY’s Board for four year terms of office that commence on January 1, 2014. Mr. Horn currently serves on the FHLBNY’s Board and is presently the Board Chair; his term expires on December 31, 2013.

A total of 339 FHLBNY members were eligible to vote in this election. Of this number, 208 members voted, representing 61% of total eligible voting participants. The total number of eligible votes that could be cast for each of the two open Independent Directorships was 10,658,566. To be elected as an Independent Director, each candidate needed to receive at least 20 percent of the total number of eligible votes, and this threshold was passed by both candidates:

•	Mr. Horn received 5,633,941 votes, representing 53% of the total number of eligible votes.
•	Mr. Thompson received 5,880,959 votes, representing 55% of the total number of eligible votes.

Biographical information provided by each of the six Directors elected in 2013 to serve on the Board commencing on January 1, 2014 is attached for your information.

Thank you for participating in this year’s director election process. Your contribution helps ensure sound and diverse representation on our Board of Directors for the mutual benefit of the FHLBNY and all the stockholders the FHLBNY serves.

Sincerely,

/s/ Alfred A. DelliBovi
Alfred A. DelliBovi
President and Chief Executive Officer

BIOGRAPHICAL INFORMATION REGARDING FEDERAL HOME LOAN BANK OF NEW YORK DIRECTORS WITH TERMS
COMMENCING JANUARY 1, 2014

James W. Fulmer

James W. Fulmer is currently a member of the Board of Directors of the Federal Home Loan Bank of New York (FHLBNY), is the chair of the Board’s Corporate Governance Committee, and also serves on the Board’s Executive, Compensation & Human Resources, and Strategic Planning Committees. He has been a director of FHLBNY member The Bank of Castile since 1988, the chairman since 1992, chief executive officer since 1996, and president since 2002. Mr. Fulmer is also vice chairman of Tompkins Financial Corporation (“Tompkins Financial”), the parent company of The Bank of Castile, since 2007, and has served as a director of Tompkins Financial since 2000. Since 2001, he has served as chairman of the board of Tompkins Insurance Agencies, Inc., a subsidiary of Tompkins Financial. He also served as chairman of AM&M Financial Services, Inc. a subsidiary of Tompkins Financial, from 2006 until its merger with Tompkins Financial Advisors, also a subsidiary of Tompkins Financial, in January 2011. Mr. Fulmer currently serves as a director of Tompkins Financial Advisors. In addition, since 1999, Mr. Fulmer has served as a member of the board of directors of bank member, Mahopac National Bank, a subsidiary of Tompkins Financial. Since 2012, he has served as a member of the board of directors for VIST Bank, a subsidiary of Tompkins Financial. He is an active community leader, serving as a member of the board of directors of the Erie & Niagara Insurance Association, Buffalo, NY, Cherry Valley Insurance Company, Buffalo, NY, and United Memorial Medical Center in Batavia, NY. Mr. Fulmer is also a member of the board of directors and treasurer of WXXI Public Broadcasting Council in Rochester, NY. He is a member of the Federal Reserve Bank of New York Community Depository Advisory Council. He is a former member of the board of directors of Monroe Title Corporation and the Catholic Health System of Western New York. He is also former president of the Independent Bankers Association of New York State and former member of the board of directors of the New York Bankers Association.

Michael M. Horn

Michael M. Horn is currently the Chairman of the Board of Directors of the FHLBNY is the Chair of the Board’s Executive Committee, and also serves on the Board’s Audit Committee. He has been a partner in the law firm of McCarter & English, LLP since 1990. He has served as the Commissioner of Banking for the State of New Jersey and as the New Jersey State Treasurer. He was also a member of the New Jersey State Assembly and served as a member of the Assembly Banking Committee. In addition, Mr. Horn served on New Jersey’s Executive Commission on Ethical Standards as both its Vice Chair and Chairman, was appointed as a State Advisory Member of the Federal Financial Institutions Examination Council, and was a member of the Municipal Securities Rulemaking Board. Mr. Horn is counsel to the New Jersey Bankers Association, was chairman of the Bank Regulatory Committee of the Banking Law Section of the New Jersey State Bar Association, and is a Fellow of the American Bar Foundation. He served as a director of Ryan Beck & Co. through February 27, 2007.

Gerald H. Lipkin

Gerald H. Lipkin is the Chairman, President and Chief Executive Officer of FHLBNY member Valley National Bank. He joined Valley in 1975 as a Senior Vice President and was elected a Director in 1986. He was promoted to Executive Vice President in 1987 and elected Chairman and Chief Executive Officer in 1989. The title of President was added in 1996. In 2013, he was elected as a Class A director to the Federal Reserve Bank of New York. Mr. Lipkin’s career in the banking industry spans 50 years. He began his career in banking with the Comptroller of the Currency in New Jersey in 1963 and was appointed Deputy Regional Administrator by 1970. Beyond his business accomplishments, Mr. Lipkin’s philanthropic contributions are widely acknowledged. He helped raise funds for basic cancer research at the Lautenberg Center for Tumor Immunology in Jerusalem for over 15 years and was honored for his contributions in 1988 with the prestigious “Torch of Learning Award.” Mr. Lipkin has also been a Board Trustee at Beth Israel Hospital in Passaic since 1977 where he served over 10 years as the Chairman of the Finance Committee. He has been honored to receive the Corporate Achievement Award from B’nai Brith International, the Community Service Award from NJ Citizens Action, the Emily Bissell Honor Award from the American Lung Association, the Corporate Recognition Award from the Metro Chapter of the American Red Cross, the Corporate Award from the Sunrise House Foundation and the Community Achievement Award from the Urban League of Bergen County. Mr. Lipkin received the Corporate Excellence Award from The University of Medicine & Dentistry for his contributions to Musical Moments for MS. He is Chairman of the Bergen-Passaic American Heart Association and a member of the Foundation Board at William Paterson University which earned him the “Legacy Award” in 1994. Mr. Lipkin has been a staunch supporter of Rutgers through the years as well. He is a member of the Foundation Board, Chairman of the Rutgers School Board of Advisors and a member of the Dean’s Advisory Council. Rutgers recognized Mr. Lipkin’s contributions with the distinguished Alumni Award from the Newark College of Arts and Sciences in 2001. Mr. Lipkin earned a B.A. in Economics from Rutgers University and an M.B.A. in Banking & Finance from New York University. He is a graduate of the Stonier Graduate School of Banking as well.

Monte N. Redman

Monte N. Redman has been President and Chief Executive Officer and a Director of FHLBNY member Astoria Federal Savings and Loan Association and the holding company for the Bank, Astoria Financial Corporation, since 2011. Mr. Redman joined Astoria Federal Savings in 1977 and during his tenure served in various accounting, investment and treasury positions. He was appointed Senior Vice President and Chief Financial Officer in 1989, Executive Vice President in 1997 and President and Chief Operating Officer in 2007. A Magna Cum Laude graduate of New York Institute of Technology with a degree in accounting, Mr. Redman provides leadership to several professional banking organizations. In addition to previously serving as the President of the Nassau/Suffolk Chapter of the Financial Managers Society, he is a former instructor and chapter officer of the Institute of Financial Education and a prior member of both the Accounting and Tax Committee of the Community Bankers Association of New York State and the American Bankers Association’s Government Relations Council and its Administrative Committee. Mr. Redman is currently a Director of the New York State Bankers Association. He is also a Director and former Chairman of the Board of the national Tourette Syndrome Association which under his leadership has helped influence legislation, furthered education and supported cutting-edge research. His work in the community has been recognized by such organizations as St. Francis College, the Variety Child Learning Center, the Queens Botanical Garden and the SCO Family of Services.

Larry E. Thompson

Larry E. Thompson has been Managing Director and General Counsel of The Depository Trust and Clearing Corporation (DTCC) since 2005. In this capacity, he is responsible for all legal and regulatory activities of DTCC and its subsidiaries and regularly interfaces with government and regulatory agencies on issues impacting the company. Mr. Thompson serves as a member of the DTCC Executive Leadership Team as well as the DTCC Management Risk Committee, where he helps oversee and assess a broad range of issues related to market, capital and operational risks facing the corporation. Mr. Thompson also serves as co-chair of a DTCC Board subcommittee that is charged with reviewing the potential risk impacts of high frequency trading and algorithmic trading as a result of the Knight Capital market event of 2012. Mr. Thompson is the former Co-Chair of the DTCC Internal Risk Management Committee and former Chairman of the DTC Internal Risk Management Committee. Mr. Thompson began his legal career with DTC as Associate Counsel in 1981 and was elected Vice President and Deputy General Counsel in 1991, Senior Vice President in 1993, General Counsel of DTC in 1999 and Managing Director and First Deputy General Counsel of DTCC in 2004. Previously, he was a partner in the New York law firm of Lake, Bogan, Lenoir, Jones & Thompson. Mr. Thompson began his legal career at Davis Polk & Wardwell. Mr. Thompson currently sits on the Board of Directors of New York Portfolio Clearing (NYPC), a joint venture derivatives clearinghouse owned equally by NYSE Euronext and DTCC, and served as former Chairman of the Securities Clearing Group and former Co-Chairman of the Unified Clearing Group. His memberships include the New York State Bar Association; the New York County Lawyers’ Association; Association of the Bar of the City of New York; Business Executives for National Security; and the Global Association of Risk Professionals. He is a former director of the Legal Aid Society of New York and a former director of The Studio Museum of Harlem. Mr. Thompson has also testified before the U.S. Congress on issues related to the Dodd-Frank Act and financial reform.

Carlos J. Vázquez

Carlos J. Vázquez is Chief Financial Officer and Executive Vice President of Popular Inc. and Senior Executive Vice President of FHLBNY member Banco Popular de Puerto Rico. He also serves as President of Banco Popular North America (also known as Popular Community Bank). Mr. Vázquez joined Popular, Inc. as Executive Vice President in March 1997 to spearhead the establishment of Popular’s Risk Management Group. From 2004 through 2010 he headed Banco Popular’s Consumer Lending Group, responsible for all retail credit products, including personal loans, credit cards, overdraft lines-of-credit, residential mortgage origination and servicing as well as the auto, marine and equipment financing business. Before joining Popular, Inc., Mr. Vázquez spent fifteen years with JP Morgan & Co. Inc. in New York and London where he held various management positions. During the two years prior to joining Popular, Inc., he was Senior Banker and Region Manager for JP Morgan’s business in Colombia, Venezuela, Central America and the Caribbean. Mr. Vázquez is a member of the National Board of Directors of Operation Hope, as well as a member of the Advisory Council of the Dean of the School of Engineering of the Rensselaer Polytechnic Institute. Mr. Vázquez also served as a member of the board of directors of the Puerto Rico Community Foundation, the largest community foundation in the Caribbean. He holds a Bachelor of Science in Civil Engineering, with an economics minor, from the Rensselaer Polytechnic Institute, Troy, New York. He also holds a Masters in Business Administration from Harvard University’s Graduate School of Business, Boston, Massachusetts. He is a registered broker.